UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2012

MetLife, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15787 (Commission File Number)	13-4075851 (I.R.S. Employer Identification No.)

200 Park Avenue, New York, N.Y. (Address of Principal Executive Offices)		10166-0188 (Zip Code)

(212) 578-2211 (Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.435)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

MetLife, Inc. is filing this Current Report on Form 8-K to reflect the impact on its previously filed financial statements and other disclosures included in MetLife, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Annual Report”) filed with the U.S. Securities and Exchange Commission (“SEC”) of three actions taken by MetLife, Inc., its subsidiaries and affiliates (the “Company” or “MetLife”) in the first quarter of 2012: (i) the retrospective application of the adoption of new accounting guidance regarding accounting for deferred policy acquisition costs (“DAC”); (ii) the reorganization of its business into three broad geographic regions to better reflect its global reach; and (iii) the retrospective application of the adoption of new accounting guidance regarding comprehensive income, each as detailed below.

On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was applied retrospectively. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. Under the new guidance, advertising costs may only be included in DAC if the capitalization criteria in the direct-response advertising guidance in Subtopic 340-20, Other Assets and Deferred Costs—Capitalized Advertising Costs, are met. As a result, certain direct marketing, sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred. See Note 1 of the Notes to the Consolidated Financial Statements included within Item 8 of Part II in Exhibit 99.1 to this Current Report on Form 8-K for the effects of the retrospective application of such new accounting guidance.

The 2011 Annual Report is also being revised to reflect the reorganization of the Company’s business. As announced in November 2011, effective in the first quarter of 2012, the Company reorganized its business from its former U.S. Business and International structure into three broad geographic regions. As a result, in the first quarter of 2012, the Company reorganized into six segments, reflecting these broad geographic regions: Retail Products; Group, Voluntary and Worksite Benefits; Corporate Benefit Funding; and Latin America (collectively, “The Americas”); Asia; and Europe, the Middle East and Africa (“EMEA”). In addition, the Company reports certain of its results of operations in Corporate & Other, which includes MetLife Bank, National Association and other business activities. Prior period results have been revised in connection with this reorganization.

Lastly, on January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was applied retrospectively, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of accounting principles generally accepted in the United States of America and International Financial Reporting Standards. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. The amendments in this guidance do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company adopted the two-statement approach for annual statements in the first quarter of 2012. See the Consolidated Statements of Comprehensive Income in the Consolidated Financial Statements included within Item 8 of Part II in Exhibit 99.1 to this Current Report on Form 8-K.

The following items of the 2011 Annual Report (collectively, the “Revised Sections”) are being revised as and to the extent reflected in Exhibit 99.1 to this Current Report on Form 8-K:

•	Part I, Item 1. Business;
•	Part II, Item 6. Selected Financial Data;
•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;
•	Part II, Item 8. Financial Statements and Supplementary Data; and
•	Part IV, Item 15. Exhibits and Financial Statement Schedules.

The Revised Sections are being filed as Exhibit 99.1 to this Current Report on Form 8-K and it is hereby incorporated by reference herein. The disclosures filed as Exhibit 99.1 supersede the corresponding portions of the 2011 Annual Report, as specified in such Exhibit. No Items of the 2011 Annual Report other than those identified above are being revised by this filing. Information in the 2011 Annual Report is generally stated as of December 31, 2011 and this filing does not reflect any subsequent information or events other than the changes described above and those reflected in Note 24 of the Notes to the Consolidated Financial Statements included within Item 8 of Part II in Exhibit 99.1 to this Current Report on Form 8-K. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2011 Annual Report for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in MetLife, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 (the “Quarterly Report on Form 10-Q”) and other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2011 Annual Report, the Quarterly Report on Form 10-Q and other filings made by MetLife, Inc. with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Deloitte & Touche LLP.
99.1

Revised items in 2011 Annual Report on Form 10-K:

Part I, Item 1. Business

Part II, Item 6. Selected Financial Data

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

Part IV, Item 15. Exhibits and Financial Statement Schedules

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

METLIFE, INC.

By:	/s/ Peter M. Carlson

	Name:	Peter M. Carlson
	Title:	Executive Vice President, Finance
Operations and Chief Accounting Officer (Authorized Signatory and Principal Accounting Officer)

Date: May 22, 2012

EXHIBIT INDEX

Exhibit No.	Description

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Deloitte & Touche LLP.
99.1

Revised items in 2011 Annual Report on Form 10-K:

Part I, Item 1. Business

Part II, Item 6. Selected Financial Data

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

Part IV. Item 15. Exhibits and Financial Statement Schedules

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.